UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

The Advisory Board Company

(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 M Street, NW Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 266-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 9, 2015, The Advisory Board Company (the “Company”) completed its acquisition of Royall & Company. The transaction was first announced on December 10, 2014. The Company also closed on $775 million of new senior secured credit facilities to fund a portion of the acquisition purchase price and transaction costs, and to provide for future corporate needs. Information about these transactions was set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

Date: January 9, 2015	/s/ Michael T. Kirshbaum
Michael T. Kirshbaum
Chief Financial Officer (Duly Authorized Officer)